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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported):    SEPTEMBER 26, 2001


                               CISCO SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)




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
         CALIFORNIA                                0-18225                             77-0059951
(State or Other Jurisdiction                     (Commission                         (IRS Employer
      of Incorporation)                           File Number)                     Identification No.)


170 WEST TASMAN DRIVE, SAN JOSE, CALIFORNIA                                            95134-1706
(Address of Principal Executive Offices)                                               (Zip Code)
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Registrant's telephone number, including area code:  (408) 526-4000

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ITEM 5. OTHER EVENTS.

     On September 26, 2001, Cisco Systems, Inc. (the "Registrant") announced that it completed the acquisition of Allegro Systems, Inc., a Delaware corporation. A copy of the press release issued by the Registrant on September 26, 2001 concerning the foregoing transaction is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

          99.1  Press Release of Registrant, dated September 26,
                2001, announcing Registrant's completion of the acquisition of Allegro Systems, Inc.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CISCO SYSTEMS, INC.

Dated:  September 27, 2001              By: /s/ Daniel Scheinman
                                        ----------------------------------------
                                        Daniel Scheinman
                                        Senior Vice President, Corporate Affairs
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                                  EXHIBIT INDEX
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Exhibit
Number                       Description of Document
-------                      -----------------------
99.1 Press Release of Registrant, dated September 26, 2001, announcing Registrant's completion of the acquisition of Allegro Systems, Inc.
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